                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   8
Statement of Operations..........................   9
Statement of Changes in Net Assets...............  10
Financial Highlights.............................  11
Notes to Financial Statements....................  12
Independent Accountants' Report..................  16
Dividend Reinvestment Plan.......................  17

VFM ANR 10/96

                             LETTER TO SHAREHOLDERS

October 2, 1996

Dear Shareholder,
    As you may be aware, an agreement
was reached in late June for VK/AC
Holding Inc., the parent company of
Van Kampen American Capital, Inc., to
be acquired by Morgan Stanley Group
Inc. While this announcement may                      [PHOTO]
appear commonplace in an
ever-changing financial industry, we
believe it represents an exciting
opportunity for shareholders of our      DENNIS J. MCDONNELL AND DON G. POWELL
investment products.
    With Morgan Stanley's global leadership
in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
    The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect very little change in the way your mutual fund account is maintained and serviced.
    A proxy was mailed to you that explains the acquisition and asks for your vote of approval. We value our relationship with you and look forward to communicating more details of this transaction, which is anticipated to close in October.

ECONOMIC REVIEW AND OUTLOOK

    The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1995, real GDP (the nation's gross domestic product, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as anticipated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 3.0 percent rise in retail sales in the first eight months of this year (a 4.3 percent rise during the reporting period).
    In the manufacturing sector, economic reports, such as the National Association of Purchasing Managers Index, suggest a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this momentum.
    Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year. Meanwhile, the closely watched "core" Consumer Price Index, which excludes volatile food

                                                           Continued on page two
and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year. In general, recent reports have suggested an upward creep in labor-related costs. The Producer Price Index, which measures prices paid by wholesalers to producers, has indicated low wholesale prices in the past three months, from June through August.
    We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and a continuation of the current trading range for yields on long-term bonds.

[CREDIT QUALITY GRAPH]

PORTFOLIO COMPOSITION BY CREDIT QUALITY

As of August 31, 1996                     As of February 29, 1996

AAA                   77.7%               AAA                   77.0%
AA                    10.1%               AA                     9.9%
A                      4.2%               A                      5.0%
BBB                    5.0%               BBB                    4.0%
BB                     2.3%               BB                     2.2%
Non-Rated              0.7%               Non-Rated              1.9%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY
    For the 12-month period ended August 31, 1996, the Trust generated a total return at market price of 14.18 percent(1), including reinvestment of income dividends totaling $1.05 per share. The Trust offered a tax-exempt distribution rate of 6.27 percent(3), based on the closing common stock price of $16.75 per share on August 31, 1996. Because income distributions from the Trust are exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.80 percent(4) (for Florida residents in the 36 percent federal income tax bracket).

MUNICIPAL MARKET REVIEW AND OUTLOOK
    We witnessed significant movement in municipal bond yields during the first six months of 1996. Early in the period, the Fed lowered rates in order to energize the economy and bond prices increased. By late February, however, the markets became concerned that the Fed would reverse its strategy and raise rates. As a result, yields, as measured by the Bond Buyer 40 Municipal Bond Index, rose from 5.6 percent to 6.0 percent during the first six months of 1996.

                                                         Continued on page three

    We believe market conditions for municipal bonds are poised for improvement in the second half of 1996. Three major factors contribute to our optimism:

- Near-term concerns about the implementation of major tax reform have faded. In early 1996, the municipal market was wary of the growing political sentiment for tax reform, which could have eroded the value of the market's tax-exempt status. However, the momentum slowed substantially and now appears to be on the back burner until after the 1996 presidential election. This has added stability to the municipal market.

- For high-income households, tax-exempt bonds provide an attractive after-tax alternative. Municipal bond yields have elevated to a point where taxable equivalent yields range between 8.5 and 10 percent for investors in the 31 percent tax bracket or higher.

- Recent volatility in the equity markets, coupled with higher interest rates, are leading individual investors, as well as institutions, to reexamine their allocation of assets. In general, this translates into an increased emphasis on fixed-income investments, which should lend support to the municipal market.

    Looking ahead, inflation fears and concerns about economic growth may continue to influence the municipal bond market and trust performance results. Nevertheless, we are optimistic that tax-exempt securities will produce attractive results for investors during the remainder of 1996.
    We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1996

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VFM)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............   14.18%
One-year total return based on NAV(2).....................    5.30%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock price(3).    6.27%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    9.80%

 SHARE VALUATIONS

Net asset value...........................................  $ 16.44
Closing common stock price................................  $16.750
One-year high common stock price (01/23/96)...............  $17.250
One-year low common stock price (09/15/95)................  $15.625
Preferred share rate(5)....................................   3.394%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity    Market Value
    ------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          FLORIDA  93.5%
$ 1,000   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd)....  6.750%    07/01/12   $  1,102,130
  1,450   Cape Canaveral, FL Hosp Dist Rev Ctfs (AMBAC
          Insd)...........................................  6.875     01/01/21      1,560,707
  1,135   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................      *     10/01/13        395,230
  3,205   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................      *     10/01/14      1,040,856
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................      *     10/01/15      1,212,994
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................      *     10/01/16      1,131,252
  2,000   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................      *     10/01/17        526,840
  1,960   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................      *     10/01/18        481,513
  1,000   Charlotte Cnty, FL Util Rev (Prerefunded @
          10/01/01) (FGIC Insd)...........................  6.875     10/01/21      1,115,770
  1,000   Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg
          (GNMA Collateralized)...........................  6.500     09/01/21      1,013,660
  1,075   Coral Springs, FL Impt Dist Wtr & Swr Rfdg (MBIA
          Insd)...........................................  5.500     06/01/14      1,035,408
  4,000   Dade Cnty, FL Aviation Rev (MBIA Insd)..........  5.750     10/01/12      3,954,320
  1,280   Dade Cnty, FL Hlth Fac Auth Hosp Rev North Shore
          Med Cent Proj Rfdg (AMBAC Insd).................  6.000     08/15/10      1,298,483
  4,000   Dade Cnty, FL Hlth Fac Auth Hosp Rev South Miami
          Hosp Proj Ser A (Prerefunded @ 10/01/01) (AMBAC
          Insd)...........................................  6.750     10/01/20      4,423,400
    130   Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Ser E Rfdg (GNMA Collateralized)................  7.000     03/01/24        135,426
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)...........................................  5.000     10/01/13        916,480
  1,000   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd)...........................................  5.750     11/15/10      1,009,340
  2,000   Dunedin, FL Hosp Rev Mease Hlth Care
          (Prerefunded @ 11/15/01) (MBIA Insd)............  6.750     11/15/21      2,215,260
  1,000   Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev
          Baptist Hosp & Baptist Manor....................  6.750     10/01/14      1,008,900
  1,000   Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
          Corp Proj.......................................  6.900     08/01/22      1,038,980
  6,630   Florida Hsg Fin Agy Home Ownership Mtg..........  8.595     11/01/18      7,130,499
  1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd)....................................  6.150     07/01/25      1,000,710
  1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd)....................................  6.250     07/01/35      1,003,920
  2,250   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          (Prerefunded @ 06/01/01)........................  6.750     06/01/21      2,467,800
    975   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg............................................  7.250     06/01/23      1,069,010
  1,025   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)........................  7.250     06/01/23      1,136,889
  1,650   Florida St Muni Pwr Agy Rev Pwr Supply Rfdg
          (Prerefunded @ 10/01/01) (AMBAC Insd)...........  6.250     10/01/19      1,796,355

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity    Market Value
    -----------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,000   Florida St Tpk Auth Tpk Rev Ser A Rfdg (FGIC
          Insd)...........................................  5.250%    07/01/22   $    917,370
  2,000   Halifax Hosp Med Cent FL Hosp Rev Ser A Rfdg
          (Prerefunded @ 10/01/01) (MBIA Insd)............  7.000     10/01/13      2,234,060
  4,670   Hernando Cnty, FL Sch Brd Ctfs Partn (FSA
          Insd)...........................................  6.500     07/01/12      4,979,434
  1,000   Hillsborough Cnty, FL Cap Impt Pgm Rev
          (Prerefunded @ 08/01/04) (FGIC Insd)............  6.625     08/01/12      1,121,310
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg..............  8.000     05/01/22      1,155,330
  2,000   Hollywood, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (FGIC Insd)...........................  6.875     10/01/21      2,231,540
  7,950   Jacksonville, FL Elec Auth Rev Bulk Pwr Supply
          Scherer (Prerefunded @ 10/01/00)................  6.750     10/01/16      8,695,869
  4,000   Jacksonville, FL Elec Auth Rev Saint John's
          River Issue 2 Ser 5 Rfdg........................  6.500     10/01/14      4,212,120
  3,350   Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)...........................................  6.500     10/01/16      3,479,377
  1,665   Jacksonville, FL Gtd Entitlement Rev Ser A Rfdg
          (AMBAC Insd)....................................  5.500     10/01/12      1,631,001
  2,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd)...............................  6.500     02/01/11      2,130,580
  5,000   Kissimmee, FL Util Auth Elec Sys Rev Rfdg & Impt
          (Prerefunded @ 10/01/01) (FGIC Insd)............  6.500     10/01/17      5,499,600
  1,105   Lake City, FL Util Rev Ser A (Prerefunded @
          07/01/99) (MBIA Insd)...........................  6.875     07/01/16      1,198,008
  1,500   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Multi-Cnty Pgm Ser A (b)........................  7.450     09/01/27      1,644,075
  1,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg.............  7.875     12/15/25      1,120,070
    500   Miami Beach, FL Redev Agy Tax Increment Rev City
          Cent Historic Convention Vlg....................  5.875     12/01/22        467,075
  4,000   Miami, FL Hlth Fac Auth Hlth Fac Rev Mercy Hosp
          Proj (Prerefunded @ 08/01/01) (AMBAC Insd)......  6.750     08/01/20      4,413,400
  5,000   Miramar, FL Wastewater Impt Assmt Rev (FGIC
          Insd)...........................................  6.750     10/01/25      5,485,250
  5,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg)
          (MBIA Insd) (d).................................  8.949     10/29/21      5,381,250
  2,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist
          Hlth/Sunbelt Ser A (AMBAC Insd).................  6.875     11/15/15      2,178,200
  1,000   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
          Mtg Hands Inc Proj Ser A........................  8.000     10/01/25      1,001,340
  1,000   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev (GNMA Collateralized).......................  6.550     10/01/21      1,023,680
  7,500   Palm Beach Cnty, FL Arpt Sys Rev Rfdg (MBIA
          Insd)...........................................  7.750     10/01/10      8,548,725
  3,250   Polk Cnty, FL Indl Dev Auth Indl Dev Rev IMC
          Fertilizer Inc Ser A............................  7.525     01/01/15      3,409,185
  3,500   Reedy Creek, FL Impt Dist FL Ser A..............  6.000     06/01/16      3,536,015
  5,000   Reedy Creek, FL Impt Dist FL Util Rev (AMBAC
          Insd)...........................................  7.250     10/01/08      5,417,850
 14,000   Reedy Creek, FL Impt Dist FL Util Rev Ser 1991-1
          (Prerefunded @ 10/01/01) (MBIA Insd) (c)........  6.500     10/01/16     15,287,860

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity    Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,000   Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded
          @ 10/01/02) (FGIC Insd).........................  6.500%    10/01/22   $  1,110,190
  1,475   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Park (Prerefunded @
          07/01/02)....................................... 10.000     07/01/22      1,854,252
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj.............................  7.500     05/01/11      1,290,925
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj.............................  7.625     05/01/21      1,287,737
                                                                                 ------------
                                                                                  146,164,810
                                                                                 ------------
          PUERTO RICO  2.7%
  2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W...............................................  5.500     07/01/15      1,928,280
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          X Rfdg..........................................  5.500     07/01/19        930,560
  1,250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T.........  6.375     07/01/24      1,302,700
                                                                                 ------------
                                                                                    4,161,540
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $139,053,937) (a).....................................................    150,326,350
SHORT-TERM INVESTMENTS AT AMORTIZED COST  3.2%................................      5,000,000
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%...................................        983,814
                                                                                 ------------
NET ASSETS  100%..............................................................   $156,310,164
                                                                                 ============
*Zero coupon bond

(a) At August 31, 1996, cost for federal income tax purposes is $139,053,937; the aggregate gross unrealized appreciation is $11,601,561 and the aggregate gross unrealized depreciation is $329,148, resulting in net unrealized appreciation of $11,272,413.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(d) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $139,053,937) (Note 1)..............   $150,326,350
Short-Term Investments (Note 1)........................................      5,000,000
Cash...................................................................         69,935
Receivables:
  Interest.............................................................      2,783,315
  Securities Sold......................................................        110,000
Unamortized Organizational Expenses (Note 1)...........................            428
Other..................................................................          3,013
                                                                          ------------
      Total Assets.....................................................    158,293,041
                                                                          ------------
LIABILITIES:
Payables:
  Securities Purchased.................................................      1,640,100
  Investment Advisory Fee (Note 2).....................................         93,503
  Income Distributions--Common and Preferred Shares....................         46,516
  Administrative Fee (Note 2)..........................................         26,715
  Distributor and Affiliates (Note 2)..................................         15,234
Accrued Expenses.......................................................        114,530
Deferred Compensation and Retirement Plans (Note 2)....................         46,279
                                                                          ------------
      Total Liabilities................................................      1,982,877
                                                                          ------------
NET ASSETS.............................................................   $156,310,164
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,000
  issued with liquidation preference of $50,000 per share) (Note 5)....   $ 50,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 6,464,916 shares issued and outstanding) (Note 3)........         64,649
Paid in Surplus (Note 3)...............................................     95,635,308
Net Unrealized Appreciation on Securities..............................     11,272,413
Accumulated Undistributed Net Investment Income........................        772,336
Accumulated Net Realized Loss on Securities............................     (1,434,542)
                                                                          ------------
      Net Assets Applicable to Common Shares...........................    106,310,164
                                                                          ------------
NET ASSETS.............................................................   $156,310,164
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($106,310,164 divided
  by 6,464,916 shares outstanding).....................................   $      16.44
                                                                          ============


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest................................................................   $ 9,757,830
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     1,106,747
Administrative Fee (Note 2).............................................       316,213
Preferred Share Maintenance (Note 5)....................................       139,910
Trustees Fees and Expenses (Note 2).....................................        23,962
Legal (Note 2)..........................................................        15,800
Amortization of Organizational Expenses (Note 1)........................         6,010
Other...................................................................       189,232
                                                                           -----------
    Total Expenses......................................................     1,797,874
                                                                           -----------
NET INVESTMENT INCOME...................................................   $ 7,959,956
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments........................................   $    56,881
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................    11,856,457
  End of the Period:
    Investments.........................................................    11,272,413
                                                                           -----------
Net Unrealized Depreciation on Securities During the Period.............      (584,044)
                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..........................   $  (527,163)
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $ 7,432,793
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                           Year Ended         Year Ended
                                                         August 31, 1996    August 31, 1995
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................      $  7,959,956       $  8,169,106
Net Realized Gain/Loss on Securities..................            56,881           (770,396)
Net Unrealized Appreciation/Depreciation on Securities
  During
  the Period..........................................          (584,044)         3,972,369
                                                              ----------         ----------
Change in Net Assets from Operations..................         7,432,793         11,371,079
                                                              ----------         ----------
Distributions from Net Investment Income:
  Common Shares.......................................        (6,776,256)        (6,773,573)
  Preferred Shares....................................        (1,796,477)        (1,891,823)
                                                              ----------         ----------
                                                              (8,572,733)        (8,665,396)
                                                              ----------         ----------
Distributions from and in Excess of Net Realized
  Gain on Securities (Note 1):
  Common Shares.......................................               -0-           (439,987)
  Preferred Shares....................................               -0-            (81,740)
                                                              ----------         ----------
                                                                     -0-           (521,727)
                                                              ----------         ----------
Total Distributions...................................        (8,572,733)        (9,187,123)
                                                              ----------         ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        (1,139,940)         2,183,956
FROM CAPITAL TRANSACTIONS (NOTE 3):
Value of Common Shares Issued Through Dividend
  Reinvestment........................................           226,109                -0-
                                                              ----------         ----------
TOTAL INCREASE/DECREASE IN NET ASSETS.................          (913,831)         2,183,956
NET ASSETS:
Beginning of the Period...............................       157,223,995        155,040,039
                                                             -----------        -----------
End of the Period (Including undistributed net
  investment income of $772,336 and $1,385,113,
  respectively).......................................      $156,310,164       $157,223,995
                                                            ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            September 27, 1991
                                             Year Ended August 31             (Commencement
                                                                              of Investment
                                        ------------------------------        Operations) to
                                      1996      1995      1994      1993     August 31, 1992
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)........ $16.621  $16.282   $17.392   $16.013             $14.786
                                      -------   ------    ------    ------              ------
  Net Investment Income..............   1.232    1.266     1.275     1.346               1.049
  Net Realized and Unrealized
    Gain/Loss on Securities..........  (.081)     .497    (1.100)    1.309               1.116
                                      -------   ------    ------    ------              ------
Total from Investment Operations.....   1.151    1.763      .175     2.655               2.165
                                      -------   ------    ------    ------              ------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders......   1.050    1.050     1.050     1.007                .743
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................    .278     .293      .202      .185                .195
  Distributions from and in Excess of
    Net Realized Gain on Securities
    (Note 1):
    Paid to Common Shareholders......     -0-     .068      .029      .068                 -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................     -0-     .013      .004      .016                 -0-
                                      -------   ------    ------    ------              ------
Total Distributions..................   1.328    1.424     1.285     1.276                .938
                                       ------    -----     -----    ------              ------
Net Asset Value, End of the Period... $16.444  $16.621   $16.282   $17.392             $16.013
                                      =======  =======   =======   =======             =======
Market Price Per Share at End of the
  Period............................. $16.750  $15.625   $15.625   $17.125             $15.625
Total Investment Return at
  Market Price (b)...................  14.18%    7.58%    (2.62%)   17.05%               9.33%*
Total Return at Net Asset Value
  (c)................................   5.30%    9.47%     (.23%)   15.91%              11.96%*
Net Assets at End of the Period (In
  millions)..........................  $156.3   $157.2    $155.0    $161.9              $152.9
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares.............................   1.67%    1.72%     1.66%     1.63%               1.60%
Ratio of Expenses to Average Net
  Assets.............................   1.14%    1.16%     1.14%     1.11%               1.12%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)..................   5.70%    6.06%     6.33%     7.04%               6.24%
Portfolio Turnover...................      8%      17%       19%       13%                 37%*

 * Non-Annualized

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs are being amortized on a straight line basis over the 60 month period ending September 26, 1996. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $1,434,542. Of this amount, $912,741 and $521,801 will expire on August 31, 2003 and 2004, respectively.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended August 31, 1996, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of

                                August 31, 1996
--------------------------------------------------------------------------------

the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1996, the Trust recognized expenses of approximately $19,200 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At August 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. CAPITAL TRANSACTIONS

At August 31, 1996 and 1995, common share paid in surplus aggregated $95,635,308 and $95,409,336, respectively.

                                              YEAR ENDED         YEAR ENDED
                                            AUGUST 31, 1996    AUGUST 31, 1995
------------------------------------------------------------------------------
Beginning Shares.........................         6,451,214          6,451,214
Shares Issued Through Dividend
  Reinvestment...........................            13,702                  0
                                                  ---------          ---------
Ending Shares............................         6,464,916          6,451,214
                                                  =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales, excluding short-term investments, were $12,858,481 and $16,549,501, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on August 31, 1996 was 3.394%. During the year ended August 31, 1996, the rates ranged from 3.34% to 3.90%.

                                August 31, 1996
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of

Van Kampen American Capital Florida Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Florida Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Florida Quality Municipal Trust as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 11, 1996

                            DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income


TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

WILLIAM N. BROWN*
PETER W. HEGEL*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

THIS PAGE INTENTIONALLY LEFT BLANK

                                       20